Cibus Names Agricultural Biotechnology Leader Craig Wichner as Chief Executive Officer to Accelerate Growth and Value Creation SAN DIEGO, June 8, 2026 – Cibus, Inc. (Nasdaq: CBUS) (the “Company” or “Cibus”), a leading agricultural technology company that develops and licenses plant traits to seed companies, today announced key leadership changes pursuant to the Company’s previously announced succession planning strategy. As part of this plan, Craig Wichner, a board member since November 2025, has been appointed as the Company’s Chief Executive Officer. Peter Beetham, who has served as the Company’s Interim Chief Executive Officer, will continue his role as the Company’s President and Chief Operating Officer. Concurrently, both Mr. Wichner and Dr. Beetham resigned from the Cibus Board of Directors as part of this reorganization and plan. “When Craig joined the Board, we recognized his exceptional combination of financial acumen, strategic discipline, and industry insight and leadership,” said Mark Finn, Chairman of the Board. “With his proven track record of delivering results and creating value, and his demonstrated leadership capabilities, including through his time on the Board, we are confident Craig is the right person to lead Cibus forward in our next stage as we focus on the execution of the Company’s near-term commercialization targets. Craig’s experience will be invaluable as we also execute our capital strategy to drive longer-term value creation through realization of our vision for the future of agriculture.” “I also want to acknowledge and thank Peter for stepping into the role of Interim Chief Executive Officer over the past fifteen months, shepherding the Company to the precipice of its initial commercialization targets while raising over $62 million in new investment, and supporting a smooth and seamless transition going forward. We look forward to continuing to benefit from Peter’s capable and effective operational leadership as he returns to his duties as President and Chief Operating Officer,” continued Mr. Finn. “When I joined the Board last November, I saw a company with breakthrough technology and a clear path to put it to work," said Mr. Wichner. "My immediate focus is execution: getting Cibus' improved traits into customers' hands, converting our near-term commercialization targets into revenue, and maintaining the capital discipline to get there. Cibus is at a pivot point of real opportunity, and I am honored to lead it." Dr. Beetham stated, “It is a pivotal moment for Cibus and I believe Cibus is fortunate to have Craig lead us into this next phase of growth and I am excited to work with him.” Mr. Wichner is the Founder and Managing Partner of Farmland LP, a leading U.S. farmland investment management firm with more than $350 million in assets and over 19,000 acres under management. Since founding the firm in 2009, he has been a recognized leader in demonstrating how regenerative and organic farming practices can drive both strong financial performance and measurable environmental outcomes. His background spans technology, real estate investment, and agribusiness development. About Cibus Cibus (Nasdaq: CBUS) is a leader in developing traits (characteristics) that address critical productivity, yield and sustainability challenges. Cibus’ proprietary high-throughput gene editing technologies drive its long-term focus on productivity traits for farmers for the major global row crops. Cibus is not a seed company. It is a technology company that uses its gene editing technologies to develop plant traits at a fraction of the time and cost of conventional breeding and to license them to customers in exchange for royalties. About the Cibus Trait MachineTM process and Rapid Trait Development SystemTM A key element of Cibus’ technology breakthrough is its high throughput breeding process (referred to as the Trait Machnine™ process). Cibus improves a crop by editing it directly, instead of crossbreeding plants over many generations and waiting years for the right trait to show up. It takes a single cell from a seed company’s best existing variety, edits that cell’s genes to add the trait the customer wants, and grows that one cell into a full plant carrying the edit. It is the first standardized, semi-automated system to do this. Cibus calls it the Trait Machine™ process, the crop-specific form of its core technology, the Rapid Trait Development System (RTDS®). The seed company keeps the prize variety it already spent years developing, and Cibus simply adds the improvement, far faster and cheaper than conventional breeding, then licenses it back to the customer. Cibus believes that RTDS and the Trait Machine process represent the technological breakthrough in plant breeding that is the ultimate promise of plant gene editing: high- throughput gene editing systems operating as an extension of seed company breeding programs. In 2024, the Trait Machine process was cited by Fast Company Magazine as one of the most innovative products in 2024. Forward Looking Statements This press release contains “forward-looking statements” within the meaning of applicable securities laws, including The Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included herein, including statements regarding Cibus’ operational and financial performance, Cibus’ strategy, future operations, prospects, and plans, are forward-looking statements. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “scheduled,” “could,” “would” and “will,” or the negative of these and similar expressions. These forward-looking statements are based on the current expectations and assumptions of Cibus’ management about future events, which are based on currently available information. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict and beyond the control of Cibus. Cibus’ actual results, level of activity, performance, or achievements could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors, including, but not limited to: Cibus’ need for additional near-term funding to finance its activities and challenges in obtaining additional capital on acceptable terms, or at all; changes in expected or existing competition; challenges to Cibus’ intellectual property protection and unexpected costs associated with defending intellectual property rights; increased or unanticipated time and resources required for Cibus’ platform or trait product development efforts; Cibus’ reliance on third parties in connection with its development activities, including reliance on partner-funding and/or support for the advancement of its Sustainable Ingredients program; challenges associated with Cibus’ ability to effectively license its productivity traits and sustainable ingredient products; the risk that farmers do not recognize the value in germplasm containing Cibus’ traits or that farmers and processors fail to work effectively with crops containing Cibus’ traits; delays or disruptions in the Company’s platform or trait product development efforts, particularly insofar as they affect the Company’s strategic priority programs; challenges that arise in respect of Cibus’ production of high-quality plants and seeds cost effectively on a large scale; Cibus’ dependence on distributions from Cibus Global, LLC to pay taxes and cover its corporate and overhead expenses; regulatory developments that disfavor or impose significant burdens on gene editing processes or products; Cibus’ ability to achieve commercial success; commodity prices and other market risks facing the agricultural sector; technological developments that could render Cibus’ technologies obsolete; changes in macroeconomic and market conditions, including inflation, supply chain constraints, and rising interest rates; dislocations in the capital markets and challenges in accessing liquidity and the impact of such liquidity challenges on Cibus’ ability to execute on its business plan; the Company’s assessment of the period of time through which its financial resources will be adequate to support operations; and other important factors discussed in the “Risk Factors” section of Cibus’ Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2026, as may be updated from time-to-time in Cibus’ subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. In addition, the forward-looking statements included in this press release represent Cibus’ views as of the date hereof. Cibus specifically disclaims any obligation to update such forward- looking statements in the future, except as required under applicable law. These forward- looking statements should not be relied upon as representing Cibus’ views as of any date subsequent to the date hereof. CIBUS CONTACTS: INVESTOR RELATIONS Jeff Sonnek jeff.sonnek@icrinc.com

MEDIA RELATIONS Colin Sanford colin@bioscribe.com 203-918-4347